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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003


                         ServiceWare Technologies, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Delaware        000-30277        25-1647861
                    ------------    -------------    --------------
                  (State or other    (Commission    (I.R.S. Employer
                  jurisdiction of   File Number)   Identification No.)
                   incorporation)


                  333 Allegheny Avenue, Suite 301 North
                  Oakmont, PA                                15139
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                 (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code:     (412) 826-1158
                                                             --------------

                                       N/A

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 30, 2003, the Company issued the press release attached as
Exhibit 99.1 to this Form 8-K concerning the Company's results of operations for the fiscal quarter ended September 30, 2003.

     This information, which is required to be disclosed pursuant to Item 12 of Form 8-K, is being furnished under Item12 in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216 (March 27, 2003). This report and the exhibit are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

     Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we caution investors that certain statements contained in this Report that state our or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, risks related to revenue expectations, ServiceWare's software strategy, fluctuations in customer demand, performance of outside distributors and resellers, use of the Web as a delivery vehicle for customer support solutions, risks resulting from new product introductions, integration of acquired products with current offerings, and customer acceptance of new products, rapid technological change, risks associated with competition, continued growth in the use of the Internet, ServiceWare's ability to retain and increase revenue from existing customers and to execute agreements with new customers, ServiceWare's ability to attract and retain qualified personnel and to secure necessary financing for its operations and business development, and other market conditions and risks detailed from time to time in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 30, 2003                 SERVICEWARE TECHNOLOGIES, INC.



                                       By:   /s/ Kent Heyman
                                          -------------------------------------
                                       Name:     Kent Heyman
                                       Title:    President and Chief Executive
                                                 Officer







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                                  EXHIBIT INDEX


Exhibit No.     Description of Document
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99.1            Press Release issued by ServiceWare Technologies, Inc. on
                October 30, 2003.



























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